EXHIBIT 32.1

PRIME GLOBAL CAPITAL GROUP INCORPORATED
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Prime Global Capital Group Incorporated (the “Company”) on Form 10-K/A for the year ended October 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Weng Kung Wong, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Report on Form 10-K for the year ended October 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

/s/ Weng Kung Wong Weng Kung Wong
Date: April 27, 2012	Chief Executive Officer